Exhibit 10.1
INCREMENTAL TRANCHE B TERM LOAN AGREEMENT

THIS INCREMENTAL TRANCHE B TERM LOAN AGREEMENT, dated as of April 12, 2024 (this “Agreement”), is among RHP HOTEL PROPERTIES, LP, a Delaware limited partnership (“Borrower”), RYMAN HOSPITALITY PROPERTIES, INC., a Delaware corporation (“Parent”), the other Loan Parties (as defined in the Credit Agreement (defined below)) solely for purpose of Section VI hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), and the Required Lenders (as defined in the Credit Agreement).

RECITALS

WHEREAS, Borrower, Parent, the other Guarantors (as defined in the Credit Agreement (defined below)) party thereto, the lenders from time to time party thereto (the “Lenders”) and Administrative Agent are parties to the Credit Agreement, dated as of May 18, 2023 (as modified by that certain Letter Agreement, dated as of July 28, 2023, this Agreement, and as further amended, restated, modified or supplemented from time to time, collectively, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, Borrower desires to refinance all of the existing Tranche B Term Loans with new commitments (such commitments, the “Incremental Tranche B Term Loan Commitments”) pursuant to Section 2.06(b)(iii) of the Credit Agreement as more particularly set forth herein, and the Additional Lenders have agreed to provide such Incremental Tranche B Term Loan Commitments, subject to the terms and conditions set forth herein.

WHEREAS, each of JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., MORGAN STANLEY SENIOR FUNDING, INC., DEUTSCHE BANK SECURITIES INC., U.S. BANK NATIONAL ASSOCIATION, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, THE BANK OF NOVA SCOTIA, SUMITOMO MITSUI BANKING CORPORATION AND WELLS FARGO SECURITIES, LLC (“WFS”) have agreed to act as joint lead arrangers in connection with the Incremental Tranche B Term Loan (defined below) (collectively, the “Joint Lead Arrangers”) as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.          COMMITMENTS.  The entities set forth on Schedule A attached hereto (collectively, the “Additional Lenders”) hereby commit on the terms set forth in this Agreement to make the Incremental Tranche B Term Loan Commitments as set forth on Schedule A available to Borrower on the Refinancing Effective Date (defined below) subject to the conditions precedent set forth in Section III below.  After giving effect to the Incremental Tranche B Term Loan Commitments, the aggregate Commitments and funded Tranche B Term Loans shall be as set forth on Schedule B hereto.  Administrative Agent, Borrower and the Additional Lenders agree that as of the Refinancing Effective Date, the Additional Lenders shall be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), including, without limitation, this Agreement.  The address of the Additional Lenders for purposes of all notices and other communications under the Credit Agreement and the other Loan Documents is as set forth on the administrative questionnaire delivered by the Additional Lenders to Administrative Agent.

II.          REPRESENTATIONS.  Borrower, on its own behalf and on behalf of the other Loan Parties, hereby represents, warrants and confirms that (a) the representations and warranties made or deemed made by Borrower or any other Loan Party in the Credit Agreement and each other Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Credit Agreement, and (b) immediately before and after giving effect to this Agreement and Borrower’s incurrence of the Indebtedness pursuant to the Incremental Tranche B Term Loan (defined below) on the date hereof, no Default or Event of Default exists.

III.        CONDITIONS TO EFFECTIVENESS.  This Agreement will become effective on the first date (the “Refinancing Effective Date”) on which the following conditions are satisfied or waived in writing in accordance with Section 11.01 of the Credit Agreement:

A.         Administrative Agent shall have received counterparts of this Agreement executed and delivered by Borrower, Parent, the other Loan Parties, the Required Lenders, the Additional Lenders and Administrative Agent.

B.       If so requested by one or more Additional Lenders, Administrative Agent shall have received a Tranche B Term Note made by Borrower and payable to such Additional Lender(s) requesting same.

C.         Administrative Agent shall have received a certificate of Parent and each Loan Party, signed by a Responsible Officer of Parent and such Loan Party and dated as of the Refinancing Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, managers, or other applicable governing body of such entity authorizing the incurrence of the Incremental Tranche B Term Loan Commitments and the execution, delivery and performance of the documents executed in connection with this Agreement, (iii) that attached thereto is a certificate of good standing or certificate of similar meaning (to the extent such concept is applicable in the applicable jurisdiction) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (iv) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Agreement on behalf of such entity, and (v) in the case of Borrower, that (x) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the Refinancing Effective Date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Credit Agreement, and (y) no Default or Event of Default exists; provided that in the case of the certificate delivered with respect to any Loan Party, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (i) or (iv) since the most recent delivery thereof to Administrative Agent on or after the Closing Date.

D.         Administrative Agent shall have received a customary written opinion addressed to the Lenders and Administrative Agent and dated as of the Refinancing Effective Date from counsel to Borrower, Parent and, as required by Administrative Agent in its sole but reasonable discretion, the other Guarantors.

E.       Borrower shall have paid all fees that are due and payable under any applicable Fee Letter by and between Borrower and Administrative Agent.

F.         Administrative Agent shall have received all other amounts due and payable by Borrower to Administrative Agent pursuant to any Loan Document on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by Borrower in connection herewith.

G.          After giving effect to this Agreement and the incurrence of the Incremental Tranche B Term Loans (defined below), (a) Borrower is in compliance with the requirements of Sections 2.06 of the Credit Agreement, and (b) all of the Tranche B Term Loans outstanding immediately prior to the Refinancing Effective Date, together with all accrued and unpaid interest thereon, shall have been paid in full.

IV.       TERMS GENERALLY.  Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Incremental Tranche B Term Loan Commitments and any Loan made using the Incremental Tranche B Term Loan Commitments (such Loans, collectively the “Incremental Tranche B Term Loans”) shall have the same terms as the Tranche B Term Loan Commitments and Tranche B Term Loans, respectively, and shall be treated for all terms and conditions as the same Class of Commitments and Loans, as applicable, as the Tranche B Term Loan Commitments and Tranche B Term Loans, as applicable.  Upon the occurrence of the Refinancing Effective Date, the Incremental Tranche B Term Loan Commitments and any Incremental Tranche B Term Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Tranche B Term Loan Commitments and Tranche B Term Loans, respectively.  Administrative Agent shall take any and all action as may be reasonably necessary to ensure that any Incremental Tranche B Term Loans are included in each repayment of Tranche B Term Loans on a pro rata basis.

Notwithstanding anything to the contrary contained herein or in the Credit Agreement with respect to the Incremental Tranche B Term Loans:

(a)        (i) The Applicable Margin applicable to the Incremental Tranche B Term Loans that are SOFR Loans shall be two and one-quarter percent (2.25%), and (ii) the Applicable Margin for Incremental Tranche B Term Loans that are Base Rate Loans shall be one and one-quarter percent (1.25%); and

(b)       Any prepayment of the principal amount of Incremental Tranche B Term Loans made pursuant to Section 2.05(a) of the Credit Agreement as a result of a Repricing Event shall be accompanied by a prepayment fee, which shall initially be one percent (1.00%) of the aggregate principal amount prepaid and shall decline to zero percent (0.00%) after the six-month anniversary of the Refinancing Effective Date.  Such amounts shall be due and payable to the Tranche B Term Lenders on the date of effectiveness of such Repricing Event.

(c)        The Required Lenders hereby agree that (i) the Incremental Tranche B Term Loans are not a usage of the amount set forth in Section 2.06(b) and (ii) on and after the Refinancing Effective Date, the amount set forth therein ($475,000,000) shall remain unchanged and available to Borrower in accordance with Section 2.06(b)(iii) of the Credit Agreement.

(d)         For the avoidance of doubt, the principal repayment of the Incremental Tranche B Term Loans payable pursuant to Section 2.07(b) of the Credit Agreement shall be equal to 0.25% of the aggregate principal amount of the Incremental Tranche B Term Loans as of the Refinancing Effective Date.

V.          CREDIT AGREEMENT GOVERNS.  Notwithstanding anything to the contrary set forth in this Agreement, the Credit Agreement or the other Loan Documents and for the avoidance of doubt, the obligation of the Additional Lenders to make (i) its Incremental Tranche B Term Loan Commitments available, in each case, on the Refinancing Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section III above, and (ii) its portion of Tranche B Term Loans from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement applicable to Tranche B Term Loans.

VI.       CONFIRMATION OF GUARANTY AND COLLATERAL DOCUMENTS. Each Loan Party and Parent (as applicable) (a) confirms and reaffirms all of its obligations under the Guaranty and each Collateral Document to which it is a party, (b) confirms and reaffirms that all of the obligations under the Credit Agreement as modified hereby (including, without limitation, the Incremental Tranche B Term Loan Commitments) constitute “Obligations” (as defined in the Credit Agreement), (c) confirms and reaffirms its guarantee of the Obligations under the Guaranty to which it is a party and the grant of the Liens on the Collateral under the Collateral Documents to which it is a party, (d) confirms and reaffirms that the Obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty to which it is a party and to the Collateral Documents to which it is a party, and (e) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Guaranty and each Collateral Document to which it is a party.  Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

VII.       ADDITIONAL LENDERS.  Each of the Additional Lenders (i) confirms that it has received a copy of the Credit Agreement, the other Loan Documents and any amendments and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it has and will, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in entering into the Credit Agreement and this Agreement, and in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.  Upon the Refinancing Effective Date, the Additional Lenders shall make available to Administrative Agent Tranche B Term Loans in an amount sufficient to cause the outstanding Tranche B Term Loans then held by all Tranche B Term Lenders to be repaid such that the outstanding Tranche B Term Loans held by each Tranche B Term Lender (including the Additional Lenders) following such repayment are pro rata in accordance with the unfunded Tranche B Term Loan Commitment of each such Tranche B Term Lender after giving effect to this Agreement.

VIII.      TRANCHE B TERM LENDERS.  Each of the existing Tranche B Term Lenders holding existing Tranche B Term Loans shall have the option to make a cashless exchange of the full face amount of its portion of the Tranche B Term Loans to Incremental Tranche B Term Loans, or to increase or decrease its Tranche B Term Loan Commitments thereunder.  Such exchange or modifications of Tranche B Term Loan Commitments shall be effected through procedures established by the Administrative Agent in its discretion.

IX.        JOINT LEAD ARRANGERS.  The Borrower has requested and each of the Joint Lead Arrangers hereby agrees to act as a Joint Lead Arranger with respect to the Incremental Tranche B Term Loan Commitments and the Incremental Tranche B Term Loans.  WFS will have the “left” and “highest” placement in any and all marketing materials or other documentation used in connection with the Incremental Tranche B Commitments and shall hold the leading role and responsibilities conventionally associated with such placement, including maintaining sole physical books for the Incremental Tranche B Term Loan Commitments and the Incremental Tranche B Term Loans.  No other agent, co agent or arranger other than WFS, in its capacity as a Joint Lead Arranger, will have rights in respect of the management of the syndication of the Incremental Tranche B Term Loan Commitments or the Incremental Tranche B Term Loans.  The foregoing appointments shall be subject to the same limitations as set forth in Section 10.08 of the Credit Agreement.

X.          MISCELLANEOUS.

A.         Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents.

B.        On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time.  This Agreement shall constitute a Loan Document.

C.         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Agreement for all purposes.  Section 11.02 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

D.          This Agreement shall be construed in accordance with and governed by the law of the State of New York.  Section 11.14 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.       Sections 1.02, 10.08, 11.04, 11.07 and 11.19 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.  Borrower hereby agrees that the foregoing sentence shall apply mutatis mutandis to the activities of the Joint Lead Arrangers under this Agreement and the transactions contemplated hereunder as if such Joint Lead Arrangers were “Arrangers” and/or “Agent Lenders” as such terms are defined in the Credit Agreement.

F.         Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.
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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

“BORROWER”

RHP HOTEL PROPERTIES, LP,
a Delaware limited partnership

By:	RHP Partner, LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Jennifer Hutcheson
	Name:	Jennifer Hutcheson
	Title:	Assistant Secretary

“PARENT”

RYMAN HOSPITALITY PROPERTIES, INC.,
a Delaware corporation

By:	/s/ Jennifer Hutcheson
Name:	Jennifer Hutcheson
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continue on Following Page]

Signature Page to Incremental Tranche B Term Loan Agreement

“GUARANTORS”

RYMAN HOSPITALITY PROPERTIES, INC.,
a Delaware corporation

By:	/s/ Jennifer Hutcheson
Name:	Jennifer Hutcheson
Title:	Executive Vice President and Chief Financial Officer

RHP PROPERTY GP, LP,
a Florida limited partnership

By:	Opryland Hospitality, LLC,
a Tennessee limited liability company
its general partner

	By:	/s/ Jennifer Hutcheson
	Name:	Jennifer Hutcheson
	Title:	Assistant Secretary

RHP HOTELS, LLC,
a Delaware limited liability company

By:	/s/ Jennifer Hutcheson
Name:	Jennifer Hutcheson
Title:	Assistant Secretary

RHP PROPERTY GT, LP,
a Delaware limited partnership

By:	Opryland Hospitality, LLC,
a Tennessee limited liability company
its general partner

	By:	/s/ Jennifer Hutcheson
	Name:	Jennifer Hutcheson
	Title:	Assistant Secretary

[Signatures Continue on Following Page]

Signature Page to Incremental Tranche B Term Loan Agreement

RHP PROPERTY NH, LLC
a Maryland limited liability company

By:	/s/ Jennifer Hutcheson
Name:	Jennifer Hutcheson
Title:	Assistant Secretary

RHP PARTNER, LLC,
a Delaware limited liability company

By:	/s/ Jennifer Hutcheson
Name:	Jennifer Hutcheson
Title:	Assistant Secretary

RHP PROPERTY GT, LLC,
a Delaware limited liability company

By:	/s/ Jennifer Hutcheson
Name:	Jennifer Hutcheson
Title:	Assistant Secretary

OPRYLAND HOSPITALITY, LLC
a Tennessee limited liability company

By:	/s/ Jennifer Hutcheson
Name:	Jennifer Hutcheson
Title:	Assistant Secretary

RHP PROPERTY SA, LLC
a Delaware limited liability company

By:	/s/ Jennifer Hutcheson
Name:	Jennifer Hutcheson
Title:	Assistant Secretary

[Signatures Continue on Following Page]

Signature Page to Incremental Tranche B Term Loan Agreement

“ADMINISTRATIVE AGENT AND REQUIRED LENDERS”

WELLS FARGO BANK, NATIONAL ASSOCIATION,
in its capacity as Joint Lead Arranger,
and as Administrative Agent

By:	/s/ Christian Roeder
Name:	Christian Roeder
Title:	Executive Director

Signature Page to Incremental Tranche B Term Loan Agreement

BANK OF AMERICA, N.A.,
in its capacity as Lender

By:	/s/ Roger C. Davis
Name:	Roger C. Davis
Title:	Senior Vice President

Signature Page to Incremental Tranche B Term Loan Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
in its capacity as Lender

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Director

By:	/s/ Lauren Danbury
Name:	Lauren Danbury
Title:	Vice President

Signature Page to Incremental Tranche B Term Loan Agreement

JPMORGAN CHASE BANK, N.A.,
in its capacity as Lender

By:	/s/ Leonard Ho
Name:	Leonard Ho
Title:	Vice President

Signature Page to Incremental Tranche B Term Loan Agreement

U.S. BANK NATIONAL ASSOCIATION,
in its capacity as Lender

By:	/s/ Germaine Korhone
Name:	Germaine Korhone
Title:	Senior Vice President

Signature Page to Incremental Tranche B Term Loan Agreement

MORGAN STANLEY BANK, N.A.,
in its capacity as Lender

By:	/s/ Jack Kuhns
Name:	Jack Kuhns
Title:	Authorized Signatory

Signature Page to Incremental Tranche B Term Loan Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
in its capacity as Lender

By:	/s/ Jason Chrein
Name:	Jason Chrein
Title:	Managing Director

By:	/s/ Hayden Arnoux
Name:	Hayden Arnoux
Title:	Director

Signature Page to Incremental Tranche B Term Loan Agreement

THE BANK OF NOVA SCOTIA,
in its capacity as Lender

By:	/s/ Allisson van Dijkum
Name:	Allisson van Dijkum
Title:	Managing Director and Head

Signature Page to Incremental Tranche B Term Loan Agreement

SUMITOMO MITSUI BANKING CORPORATION,
in its capacity as Lender

By:	/s/ Christopher Baldwin
Name:	Christopher Baldwin
Title:	Managing Director

Signature Page to Incremental Tranche B Term Loan Agreement

SCHEDULE A

Incremental Tranche B Term Loan Commitments

Additional Lenders	Incremental Term Commitment

Wells Fargo Bank, National Association	$20,053,449.56[1]

Total	$20,053,449.56

[1]
Existing Tranche B Term Lenders holding $274,946,550.44 of Tranche B Term Loans elected to make a cashless exchange of the full face amount of its portion of the Tranche B Term Loans to Incremental Tranche B Term Loans pursuant to Section VIII of this Agreement.  The Total balance of Incremental Tranche B Term Loans is $295,000,000.00.

Schedule B

SCHEDULE B

Aggregate Revolving Credit Commitments, unfunded Tranche B Term Loan Commitments and funded Tranche B Term Loans after giving effect to the Incremental Tranche B Term Loan Commitments

Name	Revolving Credit Commitment and Percentage		Tranche B Term Loan Commitment and Percentage		Tranche B Initial Term Loans
Wells Fargo Bank, National Association	$80,000,000.00	11.43%	$20,053,449.56	6.80%	$20,053,449.56
Bank of America, N.A.	$80,000,000.00	11.43%	$0.00	0.00%	$0.00
Deutsche Bank AG New York Branch	$80,000,000.00	11.43%	$0.00	0.00%	$0.00
JPMorgan Chase Bank, N.A.	$80,000,000.00	11.43%	$0.00	0.00%	$0.00
U.S. Bank National Association	$80,000,000.00	11.43%	$0.00	0.00%	$0.00
Morgan Stanley Bank, N.A.	$70,000,000.00	10.00%	$0.00	0.00%	$0.00
Credit Agricole Corporate and Investment Bank	$70,000,000.00	10.00%	$0.00	0.00%	$0.00
The Bank of Nova Scotia	$70,000,000.00	10.00%	$0.00	0.00%	$0.00
Sumitomo Mitsui Banking Corporation	$70,000,000.00	10.00%	$0.00	0.00%	$0.00
Raymond James Bank	$20,000,000.00	2.86%	$0.00	0.00%	$0.00
Existing Tranche B Term Lenders[2]	$0.00	0.00%	$274,946,550.44	93.20%	$274,946,550.44
Total	$700,000,000.00	100.00%	$295,000,000.00	100.00%	$295,000,000.00

[2]
Existing Tranche B Term Lenders holding $274,946,550.44 of Tranche B Term Loans elected to make a cashless exchange of the full face amount of its portion of the Tranche B Term Loans to Incremental Tranche B Term Loans pursuant to Section VIII of this Agreement.  The Total balance of Incremental Tranche B Term Loans is $295,000,000.00.

Schedule B